FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 14, 2004


                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


        NEW JERSEY                      0-19777                 22-3103129
     (State or other                                            (IRS Employer
     jurisdiction of                  (Commission              Identification
      incorporation)                  File Number)                  Number)


                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)


                                 (978) 657-7500
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On April 14, 2004, DUSA Pharmaceuticals, Inc. ("DUSA") announced that Levulan(R) Kerastick(R) end-user sales to physicians increased in its first quarter 2004. DUSA also announced an increase in BLU-U(R) units placed in doctors' offices and that it participated in the 2004 annual meeting of the American Society of Laser Medicine and Surgery in Dallas, Texas.


ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

[99] Press Release dated April 14, 2004.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DUSA PHARMACEUTICALS, INC.

Dated:  April 14, 2004                    By: /s/ D. Geoffrey Shulman
                                              ----------------------------------
                                              D. Geoffrey Shulman, MD, FRCPC
                                              President and Chief Executive
                                              Officer